Exhibit 32

                         KINGS ROAD ENTERTAINMENT, INC.
                             A Delaware corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Kings Road Entertainment, Inc. (the "Company") on Form 10-KSB for the year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geraldine Blecker, Chief Executive Officer, and I, H. Martin DeFrank, President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906, or other document authentication, acknowledging, or otherwise adopting the signature that appears in typed from within the electronic version of this written statement required by Section 906, has been provided to Kings Road Entertainment, Inc., and will be retained by Kings Road Entertainment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




Dated: July 15, 2004                          /Geraldine Blecker/
                                              _________________________________
                                              By:  Geraldine Blecker
                                              Its: Chief Executive Officer





Dated: July 15, 2004                          /H. Martin DeFrank/
                                              _________________________________
                                              By:  H. Martin DeFrank
                                              Its: President and Chief
                                                   Financial Officer